                    DATED 12 December 1991

                    (1)  ELMTREE INVESTMENTS LIMITED

                         - and -

                    (2)  SWIFTNET LIMITED

                         LEASE
                         of

                    Part 5TH Floor Britannia House
                    960  High Road London N12

                    ROSS & CRAIG
                    Solicitors
                    Swift House
                    12A Upper Berkeley Street
                    London W1H  7PE

                    Ref:  03/ 0925/ 019 (1536Z)
                    Date:  4Th December 1991

1.   DEFINITIONS AND INTERPRETATION

     (1)  Definitions

          (a)  Building
          (b)  Insured Risks
          (c)  Lease
          (d)  Planning Acts
          (e)  Prescribed Rate
          (f)  Service Charge
          (g)  Service media
          (h)  Surveyor
          (i)  Term
          (j)  Yearly Rent

     (2)  Interpretation

          (a)  Headings
          (b)  Liability
          (c)  Statutes
          (d)  Landlord's Rights
          (e)  Prohibitions

2.   DEMISE

3.   TENANTS'S COVENANTS

     (1)  Rent
     (2)  Outings
     (3)  Service Charge
     (4)  Decoration
     (5)  Repair on Notice
     (6)  Repair and yielding up
     (7)  Entry
     (8)  Alterations
     (9)  Use
     (10) Dealings
     (11) Notice of Dealings
     (12) Prohibitions
     (13) Advertisements
     (14) Sale and letting Boards
     (15) Comply with Statutes
     (16) Planning
     (17) Indemnity
     (18) Costs
     (19) Easements
     (20) Copies of Notices
     (21) Receivership
     (22) Title Paramount Covenants
     (23) New Surety
     (24) Surety On Renewal of Lease

4.   INSURANCE AND FIRE PROTECTION

     (1)  Landlord's Obligation
     (2)  Tenant's Payment
     (3)  Evidence of Insurance
     (4)  Suspension of Yearly Rental
     (5)  Reinstatement
     (6)  Frustration
     (7)  Repayment
     (8)  Not to Prejudice Insurance
     (9)  Determination
     (10) Fire Fighting Equipment
     (11) Dangerous Materials
     (12) Plate Glass
     (13) Other Insurance

5.   LANDLORD'S COVENANT

     Quiet Enjoyment

6.   RENT REVIEW

     (1)  Review Dates
     (2)  Open Market Rental Value
     (3)  Referral to Arbitrator or Expert
     (4)  Rent Pending Determination of Revised Rent
     (5)  Statutory Restrictions
     (6)  Memorandum
     (7)  Time Not of Essence
     (8)  Upwards Only Review

7.   PROVISOS

     (1)  Re-Entry
     (2)  Development of Adjoining Land
     (3)  Disputes
     (4)  Liability
     (5)  Compensation
     (6)  Goods Left in the Property
     (7)  Notices
     (8)  Value Added Tax
     (9)  Interest
     (10) Arbitration
     (11) Prescriptive Rights
     (12) Party Walls
     (13) Warranty as to User
     (14) Rebuilding Clause

8.   SURETY'S COVENANT

9.   LANDLORD AND TENANT ACT EXCLUSION

     THE FIRST SCHEDULE

     DESCRIPTION OF THE PROPERTY

     THE SECOND SCHEDULE

     Rights Granted

     (1)  Services
     (2)  Support
     (3)  Communal Areas

     THE THIRD SCHEDULE

     EXCEPTIONS

     (1)  Services
     (2)  Construct Easements
     (3)  Access
     (4)  Development of Adjoining Land
     (5)  Support
     (6)  Scaffolding

     THE FOURTH SCHEDULE

     Service Charge Provisions

     THE FIFTH SCHEDULE

     Surety Covenants
     (1)  Tenant's Obligations
     (2)  New Lease
     (3)  Surety on Renewal of Lease

     THIS LEASE made the 12th day of December One thousand nine hundred and ninety one B E T W E E N  ELMTREE INVESTMENTS LIMITED of 1238 Whetstone
     London N20 0LH ("the Landlord" which expression shall include the person or persons for the time being entitled to the reversion expectant on the term hereby granted) (1)SWIFTNET LIMITED of 18 Woodstock Road NW11 8ER ("the
     Tenant" which expression shall include all assigns and successors in title)
     (2)

     WITNESSETH :-

1.   DEFINITIONS AND INTERPRETATION

     (1)  The following words and expressions (unless the context otherwise requires) have the following meanings:-

          (a)  Building
               "Building" means the building or buildings of which the premises herby demised form part and known as Britannia House 960 High
               Road London N12 and shall were the context so admits include any part thereof.

          (b)  Insured Risks
               "Insured Risks" means the risks insured against by the Landlord pursuant to Landlord pursuant to Clause 4(1)(a) hereof.

          (c)  Lease
               "Lease" means this Lease (including the Schedules hereto) and any document supplemental hereto.

          (d)  Planning Acts
               "Planning acts" means all statues statutory instruments rules regulations and directives whatsoever from time to time relating to town and country planning including (but without limitation)
               the Town and Country Planning Act 1990 the Planning (Listed
               Buildings and Conservation Areas) Act 1990 and the Local
               Government and Land Act 1980.

          (e)  Prescribed Rate
               "Prescribed Rate" means four per centum per annum above the
               Midland Bank plc base rate from time to time or in the event of such base rate ceasing to exist such other comparable rate as the
               Landlord shall determine.

          (f)  Service Charge
               "Service Charge" means the monies payable by the Tenant pursuant to the provisions of the Fourth Schedule hereto.

          (g)  Service Media
               "Service Media" means pipes sewers drains conduits gutters watercourses wires cables channels wires cables channels and all other service or conducting media.

          (h)  Surveyor
               "Surveyor" means any person or firm appointed by or acting for the Landlord (including an employee of the Landlord) to perform the function of the surveyor for any purpose under this Lease.

          (i)  Term
               "Term" means the term of ten years from and including the 12 day of day of December 1991 rent of a peppercorn (if demanded) for the first three months of the  term  and  thereafter FIFTEEN
               THOUSAND NINE HUNDRED POUNDS (£15,900.00)

          (j)  Yearly Rent
               "Yearly Rent" means the rent first reserved in clause 2(ii) as increased pursuant to the provisions of clause 6.

     (2)  Interpretation

          (a)  Headings
               The headings in this Lease shall be ignored in its
               interpretation.

          (b)  Liability
               Whenever any party hereto is more than one person every covenant by such party shall be deemed to be made jointly and severally by those persons.

          (c)  Statutes
               A reference to a statue shall include any statutory amendment or re-enactment thereof and any orders instruments rules directives regulations or notices made or issued pursuant to them.

          (d)  Landlord's Rights
               Any right exercisable by the Landlord or any right exercisable by the Tenant in common with the Landlord and/or any other person shall be construed as including (where appropriate) the exercise of such right by all persons authorized by the Landlord or any such other person and (in either case) with or without workmen and others and with all necessary equipment.

          (e)  Prohibitions
               Any prohibition imposed on the Tenant by this Lease shall be construed as including an obligation against allowing or
               suffering the act or thing prohibited.

          (f)  Consents
               A reference to any constant required from the Landlord should be construed as also including the consent from any superior
               landlord where the superior landlord's consent would be required under the terms of any superior lease except that nothing In this
               Lease shall be construed as an acknowledgement or a warranty on the part of the Landlord that the superior landlord shall not unreasonably withhold such consent

2.   Demise

     The Landlord Lets the property described in the First Schedule hereto ("the
     Property") TOGETHER WITH the rights as stated in the second Schedule here to Except And Reserved unto the landlord as stated in the third Schedule hereto TO HOLD the Property unto the Tenant SUBJECT TO the matters specified or referred to in the Fourth Schedule here to for the term of TEN
     YEARS from and including the 12th day of December 1991 YIELDING AND PAYING without any deduction the following rents:-

     (i)  A peppercorn (if demanded for the first three months and therafter).

     (ii) the yearly rent of FIFTEEN THOUSAND NINE HUNDRED POUNDS
          (£15,900.00) (subject to the provisions for revision hereinafter contained) to be paid by equal quarterly payments in advance on the usual quarter days in every year the first of such payments or a proportionate part in respect of the period commencing on and including the 12th day of December 1991 and ending on the next quarter day to be made today.

     (iii)the sums payable by the Tenant pursuant to Clause 3(3) and Clause
          4(2) hereof.

     (iv) any interest payable by the Tenant as hereinafter provided.

     (v)  all other amounts from time to time payable by the Tenant to the
          Landlord hereunder.

3.   TENANT'S COVENANTS
     THE Tenant COVENANTS with the Landlord :-

     Rent
     (1)  To pay the yearly Rent and other rents reserved by this Lease without any deduction whatsoever on the days and in manner mentioned above and to pay to the Landlord any interest which may become payable by the
          Tenant under the terms of this Lease.

     Outgoings
     (2)  To pay and discharge all general and water rates and all existing and future rates taxes charges assessments impositions and outgoings of all kinds which are now or may at any time be payable charged or assessed on or in respect of the Property or any part thereof or its owner or occupier during the term and in the event of any such rates taxes charges assessments impositions or outgoings being assessed charged or payable upon or in respect of premises of which the
          Property forms part to pay to the Landlord on demand a due proportion thereof (to be conclusively determined by the Surveyor) such proportion to be recoverable as if it were rent and to pay for all gas and electricity used in connection with the Property.

     Service Charge
     (3)  To pay to the Landlord the Service Charge in accordance with the
          Fourth Schedule hereto

     Decoration
     (4)  From time to time as required and in any event in every fifth year of the term and in its last three months to decorate the inside of the
          Property with two coats of good quality paint and with paper for those parts normally papered or other suitable and appropriate materials previously approved in writing by the Landlord of good quality in a workmanlike manner.

     Repair on Notice
     (5)  (i)  Within three months or such other time as my be reasonable in the circumstances (or forthwith in an emergency or if the Landlord so requires) after the Landlord shall have given notice of any unauthorized alteration or addition to start and diligently to proceed to make good such want of repair or defect or to remove such unauthorized alteration or addition to the satisfaction of the Surveyor and in default it shall be lawful for the Landlord to enter into the property and make good any such want of repair or defect or remove any such unauthorized alteration or addition.

          (ii) (Without prejudice to any right claim or remedy of the Landlord)
               upon any failure by the Tenant to comply with a notice under
               Clause 3(5)(i) of this Lease to pay to the Landlord all costs properly incurred of executing any works required to comply with such notice together with interest thereon at the Prescribed Rate from the date of expenditure.

     Repair and Yielding Up
     (6)  (a)  Well and substantially to keep and maintain the Property in good and substantial repair and condition using suitable materials of good quality and to keep Property clean and tidy and to clean the inside of the glass in the windows of the Property al least once in every month.

          (b)  At the expiration or sooner determination of the Term quietly to yield up the Property decorated repaired cleansed and kept in accordance with such covenants together with all additions and improvements and all fixtures which during the Term may be fixed or fastened to or upon the Property (damage by any Insured Risk for which the Landlord's insurance policy excepted unless any act or omission of the Tenant or any undertenant or any of their respective servants agents licensees or visitors vitiates the
               Landlord's insurance policy or renders the insurance monies irrecoverable in whole or in part)

     Entry
     (7)  To permit the Landlord to enter the Property at any reasonable time upon reasonable prior written notice (or without notice in an emergency) for all reasonable purposes including (but without prejudice to the generality of the foregoing) the following:-

          (a)  to inspect and examine the state and condition of the Property or any adjoining premises and to take schedules of repair
               dilapidations and the like and inventories of fixtures fittings plant and machinery

          (b)  to execute any works of renewal alteration maintenance construction repair or decoration or any other works to other parts of the Building or to any adjoining or neighbouring land or premises (i) consequent upon any breach by the Tenant of the
               Tenant's obligations under this Lease (and any costs and expenses incurred by the Landlord in connection therewith shall be a debt due to the Landlord from the Tenant and payable on demand) or
               (ii) which the Landlord  reasonably requires or is obliged or entitled to carry out (whether under this Lease or otherwise)

          (c)  to inspect cleanse repair amend renew remove or replace any
               Service Media and/or other things services or facilities not serving or not exclusively serving the Property

          (d)  for any purpose in connection with (i) the performance by the
               Landlord of the Landlord's obligations under this Lease or (ii)
               carrying out or providing any of the Landlord's Services (as hereinafter defined) or (iii) the exercise by the Landlord (or other authorised persons) of the Landlord's rights under this
               Lease or (iv) the valuing or the disposal of any interest of the
               Landlord in the Building

          but without payment of compensation for any inconvenience nuisance annoyance or damage thereby caused

     Alterations
     (8)  (i)  Not knowingly to commit or permit waste on or at the Property nor to make alterations additions or improvements to the Property or any part of it or to the electrical installation PROVIDED THAT with the prior written consent of the Landlord (such consent not be unreasonably withheld) the Tenant may make additions or alterations to the interior of the Property of a non-structural nature

          (ii) To remove any additions or alterations or improvements made to the Property at the expirations or sooner determination of the
               Term is so requested by the Landlord

     Use
     (9)  (a)  Subject to the provisions of Clause [3(12)] of this Lease not to use the Property or any part thereof otherwise than as offices and in connection therewith the right to use such
               telecommunication media and/or computer equipment as may be appropriate and required for the proper carrying out of the
               Tenants business.

          (b)  Not to use the Property nor any means of access thereto otherwise than between 8:00 am and 8:00 pm on any day except Saturdays
               Sundays and Bank Holidays

     Dealings
     (10) (a)  Save for a disposition permitted by and effected in accordance with the following provisions not to assign or underlet or charge or part with or share possession of or grant a license to occupy the whole or any part or parts of the Property

          (b)  Not to assign or underlet the Property as a whole without the prior written consent of the Landlord (such consent not to be unreasonably withheld)

          (c)  Before executing any assignment of this Lease to procure that the assignee shall by deed enter into a direct covenant with the
               Landlord to pay the Yearly Rent and other rents reserved by this
               Lease and observe and perform the covenants agreements and obligations on the part of the Tenant and the conditions
               contained in this lease for the remainder of the Term and if such assignee is a corporate body and if the Landlord shall so require to procure that at least two of its directors or other persons or a company acceptable to the Landlord join in such deed to give a guarantee and indemnity in respect of the observance and
               performance by the assignee of such covenants agreements
               obligations and conditions in the form set out in the  Fifth
               Schedule hereto (mutatis mutandis) or in such other form as the
               Landlord shall require

          (d)  Before executing any underlease of the Property to procure that the undertenant shall by deed enter into a direct covenant with the Landlord to observe and perform the covenants agreements obligations and conditions on the part of the Tenant (other than the covenant for payment of the Yearly Rent) and the conditions contained in this Lease and if such undertenant is a corporate body (other than a listed public company) and the Landlord shall so require to procure that two of its directors or other persons or a company acceptable to the Landlord join in such deed to give a guarantee and indemnity in respect of the observance and performance by the undertenant of such covenants agreements obligations and conditions in such form as the Landlord shall require.

          (e)  Not to underlet the Property at a fine or a premium or at a rent less than the Yearly Rent

          (f) To ensure that any permitted underlease shall:-

               (i)  Contain an agreement (sanctioned by an Order of a Court of competent jurisdiction) excluding the provisions of Sections
                    24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended) in relation to the tenancy thereby created and to produce a certified copy of such Order to the Landlord prior to completion of the underlease

               (ii) Contain covenants on the part of the undertentant and conditions which are consistent with and are not less
                    onerous than those herein contained

               (iii)Contain provisions approved by the Landlord for the upwards only review of the rent thereby reserved on the dates on
                    which the rent is to be reviewed under this Lease

               (iv) Contain provisions prohibiting the undertenant from doing or allowing or suffering or omitting to do any act or thing
                    which is inconsistent with or in breach of the provisions of this Lease

               (v)  Contain a provision for re-entry by the underlandlord on breach of any covenant by the undertenant

               (vi) Contain an unqualified covenant on the part of the
                    undertenant that the undertenant will not assign or underlet or charge or part with or share possession of or grant a
                    license to occupy the whole or any part or parts of the
                    demised premises save by way of an assignment of the whole thereof for which the prior written consent of the Landlord under this Lease has been obtained (such consent not to be unreasonably withheld)

               (vii)Impose in relation to any disposition the same obligation for registration with the Landlord under this Lease as that which is contained herein in relation to dispositions by the
                    Tenant

          (g)  To enforce the performance and observance by any undertenant of the provisions of his underlease and not at any time either expressly or by implication to waive any breach of the covenants or conditions contained in such underlease nor (without the consent of the Landlord) to release waive or vary the terms or accept a surrender of any underlease

          (h)  In relation to any underlease:-

               (i)  To implement all rent reviews pursuant to the underlease

               (ii) To give written notice to the Landlord of the details of the determination (whether by agreement or by a third party) of every rent review within fourteen days thereafter

               (iii)Upon every application for consent required by this
                    sub-clause to disclose to the Landlord such information as to the terms proposed as the Landlord may require

     Notice of Dealings
     (11) Within one month after every assignment underletting or charging of the Property or any part thereof or any devolution of the title to give written notice with full particulars to the Landlord's solicitors and to pay their then current registration fee and at the time of giving such notice to produce for registration the document or other instrument of devolution and a certified copy of it and to pay any registration fee which may be payable under any superior lease of the
          Property

     Prohibitions
     (12) (a)  Not to erect or install in or on the Property any engine furnace boiler or machine whether driven by steam oil or electricity other than inoffensive office equipment and machinery

          (b)  Not to use the Property or any part thereof for any dangerous noxious noisy offensive illegal or immoral activity trade
               business or purpose nor for the sale of intoxication liquor not to hold any sale by auction thereon nor to permit livestock of any king to be kept thereon

          (c)  Not to do upon the Property anything which may be or grow to be a nuisance annoyance disturbance inconvenience or damage to the
               Landlord or to the tenant or occupier of any other part of the
               Building to any owner tenant or occupier of any adjoining or neighbouring property

          (d)  Not to load or use the floors walls ceilings roofs or structure of the Property in any manner which may cause strain damage or interference with any of its main members or structural slabs

          (e)  Not to hold or permit to be held on the Property any exhibition public meeting or public entertainment nor to permit any vocal or instrumental music thereon nor to use the Property as a betting shop or betting office

          (f)  Not to allow any person or persons to sleep in the Property nor to use the same for residential purposes

          (g)  Not to allow trade empties to accumulate on the Property nor permit any drains to be obstructed by oil grease or other matter but to keep the Property and the drains serving it thoroughly clean

          (h)  Not to obstruct or cause or suffer to be obstructed any of the footpaths and roads within the vicinity of the Property or any of the communal parts of the Building by the standing or parking of vehicles thereon or the storage of goods or merchandise or in any other manner whatsoever

          (i)  Not to cause any obstruction to any of the Service Media

          (j)  Not to bring upon the Property any deleterious matter nor to store or discharge in or on or about the Property any oils or other materials so as to cause or be likely to cause pollution of the water whether static or flowing in or under the Property nor to permit oil grease or any other deleterious matter or substance to enter the drains and sewers serving the Property and to employ such  plant for treating any deleterious effluent before
               permitting the same to enter such drains and sewers as may be reasonably required from time to time in accordance with best modern practice

     Advertisements
     (13) Save for the Tenants own name plate not at any time without the written consent of the Landlord to erect paint affix attach or display any placard advertisement board bill inscription or other sign or any television or wireless mast or aerial in or on the Property

     Sale and Letting Boards
     (14) Subject to reasonable prior notice in writing to allow the Landlord to enter on the Property at all times during the Term to fix a notice board for reletting the Property or letting or selling the Building and not to remove or obscure such notice board and to permit all persons authorised by the Landlord or the Landlord's agents to view the Property at reasonable hours without interruption

     Comply with Statutes
     (15) (a)  To comply in all respects with the provisions of all statutes statutory instruments rules orders regulations and directives for the time being in force and requirements of any competent
               authority relating to the Property or anything done in it and to indemnify the Landlord against all actions proceedings claims or demands which may be brought or made by reason of such statutes or other matters or any default in compliance therewith

          (b)  To do and execute at the expense of the Tenant all such works and all such things as under or by virtue of any Act or Acts of
               Parliament now or hereafter to be passed and bye-laws rules and regulations thereunder are or shall be directed or necessary to be done or executed upon or in respect of the Property or in respect of the user thereof by the owner lessee tenant or
               occupier thereof and in particular but without prejudice to the generality hereof to comply with all obligations imposed upon the owner lessee tenant or occupier under or by virtue of the
               Factories Act 1961 the Office Shops and Railway Premises Act 1963
               the Defective Premises Act 1972 the Health and Safety at Work etc
               Act 1974 and the Planning Acts and any statutory amendment or modification of them or any of them and at all times to keep indemnified the Landlord against all claims actions demands expenses and liabilities in respect thereof

          (c)  Without prejudice to the generality of the foregoing to give notice to the Landlord upon the same coming to the notice of the
               Tenant of any defect in the Property which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the provisions of this Lease or the duty of care imposed on the Landlord pursuant to the Defective
               Premises Act 1972 or otherwise and at all times to display and maintain all notices which the Landlord may from time to time require to be displayed at the Property

     Planning
     (16) (i)  At all times to comply with the requirements of the Planning Acts in respect of the Property

          (ii) Not without the prior written consent of the Landlord to apply for planning permission in respect of the Property

          (iii)Not without the prior written consent of the Landlord to implement any planning permission relating the Property

          (iv) To comply with all conditions of any planning permission implemented by the Tenant or any occupier of the Property or anyone under their control including any conditions required to be complied with subsequent to the termination of the Term
               (however determined)

          (v)  If required by the Landlord to appeal against any refusal of planning permission or the imposition of any conditions on a planning permission

          (vi) Forthwith upon receipt of or the Tenant becoming aware of any notice relating to any development of the Property or any
               neighbouring property to deliver a copy thereof to the Landlord and if so required by the Landlord to join with the Landlord at the expense of the Tenant in making representations

     Indemnity
     (17) To indemnify the Landlord against all claims proceedings actions and demands (and the costs and expenses thereof) which may be brought against the landlord in respect of any accident loss or damage to person or property however caused or occurring in or upon the Property

     Costs
     (18) To pay all costs (including solicitors' costs and surveyors' fees)
          properly and reasonably incurred by the Landlord:-

          (a)  in the preparation and service of any notice under Section 146 of the Law of Property Act 1925 or in contemplation of proceedings under Sections 146 or 147 of that Act notwithstanding that forfeiture is avoided otherwise than by order of the court

          (b)  in the preparation and service of every schedule of dilapidations in respect of the Property (whether before or after the end of the Term)

          (c)  in connection with any breach of any covenant by or the recovery of arrears of the Yearly Rent or other monies due from the Tenant under the Lease

          (d)  in respect of any application for consent required by this Lease whether or not such consent be granted

          (e)  in connection with the negotiation preparation and completion of and obtaining any requisite consent for the grant of this Lease and to pay the stamp duty on the counterpart thereof

     Easements
     (19) Not knowingly to obstruct any of the windows lights or ventilators belonging to the Property nor to permit any new window light ventilator passage drainage or other encroachment or easement to be made or acquired against or over the Property or any part thereof and in case any encroachment whatsoever shall be attempted to be made or acquired by an person or persons whomsoever to give notice thereof in writing to the Landlord immediately the same shall come to the notice of the Tenant and at the cost of the Tenant to do all such things as may be proper for preventing any new encroachment or easement being made or acquired

     Copies of Notices
     (20) To supply to the Landlord a copy of any notice order direction license consent or permission relating to the Property within three days of the receipt thereof by the Tenant

     Receivership
     (21) To notify the Landlord immediately in writing of any appointment of a
          Receiver of the Tenant's undertaking

     Title Paramount Covenants
     (22) To perform and observe all the covenants and obligations specified or referred to in the Third Schedule hereto

4.   INSURANCE AND FIRE PROTECTION
        THE Landlord and the Tenant mutually agree and covenant as follows:-

     Landlord's Obligation
     (1)  Subject to the Tenant making payment in accordance with the provisions of Clause 4(2) of this Lease the Landlord will insure the Building for its full re-instatement value and all Landlord's fixtures and fittings of an insurable nature (subject to availability of cover and to such excesses exclusions limitations or conditions as the Landlord or the insurers may require) in such reputable insurance office or with such underwriters and through such agency as the Landlord may from time to time decide (including architects' and surveyors' and other professional fees and incidental or consequential expenses) against:-

          (a)  loss or damage by fire and any other perils as the Landlord may require in the Landlord's absolute discretion

          (b)  public liability of the Landlord arising out of or in connection with any matter involving or relating to the Property

          (c)  loss of rent from the Building (having regard to any review of rent which may become due under this Lease or the Lease of any other part of the Building) for three years or such longer period as the Landlord may from time to time require

          (d)  risk of breakdown and third party claims relating to lifts boilers heating air conditioning and other apparatus in the building

     Tenant's Payment
     (2)  The Tenant will pay to the Landlord on demand:-

          (a)  6.35% of the cost of effecting insurance in accordance with
               Clause 4(1) of this Lease (PROVIDED THAT no deduction shall be made by the Tenant in respect of any agency or other commission or discount whether paid or allowed to the Landlord or otherwise and the full amount of each sum or premium shall be treated as expended by the Landlord for the said insurance and the Landlord shall be entitled to retain for the Landlord's own benefit any such agency or other commission or discount so aid or allowed)
               and costs of insurance valuations and settling insurance claims in respect of the Building

          (b)  any increase in the cost of effecting insurance either in accordance with Clause 4(1) of this Lease or in respect of any nearby premises as a result (directly or indirectly) of the use or occupation of the Property

     Evidence of Insurance
     (3)  At the reasonable request and at the cost of the Tenant the Landlord will produce evidence of such insurance and of the payment of the last premium

     Suspension of Yearly Rent
     (4)  If the Property is damaged by any of the Insured Risks so as to render it unfit for occupation and use and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the insurance monies refused in whole or in part as a result of some act or default of the Tenant or any occupier of the
          Property or anyone under their control then a fair proportion of the
          Yearly Rent shall be suspended until the Property shall be fit for occupation and use or (if earlier) until the expiration of the period in respect of which the Landlord has effected insurance against loss of rent

     Reinstatement
     (5)  If the Property is damaged by any of the Insured Risks then unless any
          Landlord's insurance policy shall have been vitiated or payment of the insurance monies shall be refused in whole or in part by reason of any act or default of the Tenant or any occupier of the Property or anyone under their control and subject to the Landlord having obtained all necessary consents the Landlord will lay out the proceeds of such insurance (other than those in  respect of loss of rent) actually received by the Landlord or such part thereof as shall be necessary in reinstating the Property PROVIDED THAT following damage or destruction by any of the Insured  Risks the Landlord shall be obliged to lay out insurance monies in rebuilding or reinstating the Property in accordance with the previous sections elevations and specifications thereof and it shall be sufficient if the Property is restored so as to provide accommodation reasonably equivalent to that prior to the damage or destruction and thereafter all the covenants and conditions contained in this Lease shall apply to such accommodation (mutatis mutandis) as they applied to the Property prior to the damage or destruction

     Frustration
     (6)  In the event that the Landlord is unable to obtain the necessary consents or if for any other reason beyond the Landlord's reasonable control the Landlord is unable to reinstate any damage or destruction by an Insured Risk then and in any such case the Landlord's obligation to reinstate shall be discharged and all insurance monies payable in consequence of the Insured Risk shall belong to the Landlord absolutely

     Repayment
     (7)  If the payment of any insurance monies is refused as a result of any act or default on the part of the Tenant or any undertenant the Tenant will pay to the Landlord on demand the amount so refused with interest at the Prescribed Rate from the date of refusal

     Not to Prejudice Insurance
     (8)  The Tenant will not knowingly do anything which may prejudice any policy of insurance in respect of the Building or any nearby premises or which may result in such insurance becoming void or voidable or the rate of premium under such insurance being increased and the Tenant will at all times comply with all requirements of the insurers

     Determination
     (9)  In the event that the Property is damaged or destroyed by any Insured
          Risk:-

          (a)  so as to render it impossible for the Tenant to carry on the
               Tenant's business in the Property or a substantial part thereof
               and

          (b)  a substantial start on reinstatement has not commenced (for reasons outside the Landlord's control) prior to the expiration of the period in respect of which the  Landlord has effected insurance against loss of rent then either the Landlord or the
               Tenant may give to the other not less than six month's notice in writing determining this Lease and at the expiration of such notice this Lease shall determine absolutely but without
               prejudice to any rights or claims then subsisting between the
               Landlord and the Tenant

          Fire Fighting Equipment
          (10) The Tenant will keep the Property supplied with such fire fighting equipment as the insurers of the Property and the competent fire authority may require or as the Landlord may require and maintain such equipment to the satisfaction of all such persons such equipment to be open to the inspection of the
               Landlord

          Dangerous Materials
          (11) The Tenant will not knowingly  store any petrol oil or other inflammable combustible or explosive substances or goods at the
               Property or obstruct the access to any fire fighting equipment or the means of escape from or over the Property and in the event of anything happening which might affect any insurance policy relating to the Building the Tenant will forthwith give notice of it to the Landlord

          Plate Glass
          (12) The Tenant will insure in the joint names of the Tenant and the
               Landlord all plate glass in the Property against breakage or damage in its full reinstatement value for the time being with an insurance office or underwriters previously approved in writing by the Landlord and will  produce to the Landlord on demand evidence of such insurance and the payment of the current year's premium and in the event of damage or destruction all monies received from such insurance shall be laid out as soon as
               possible in reinstating the plate glass and any deficiency shall be made up from the Tenant's own monies

          Other Insurance
          (13) Save as provided in Clause [4(12)] of this Lease the Tenant will not effect any insurance over the Property in respect of any of the Insured Risks

5.   LANDLORD'S COVENANT
     Quiet Enjoyment
     THE Landlord COVENANTS with the Tenant:-

     (i)  that the Tenant paying the rents and performing the covenants on the part of the Tenant and the conditions contained in this Lease shall be entitled to enjoy the Property for the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

     (ii) upon the Tenant paying the service charges at all times and on the dates specified by the Landlord to provide such of the services as are specified in the Fourth Schedule hereto PROVIDED THAT the Landlord shall not be liable for any failure or interruption of any service or the failure to carry out any obligation as aforesaid due to necessary repair  replacement maintenance of any apparatus or installation or unavoidable shortage of fuel materials water or labour or any cause beyond the Landlord's control

6.   RENT REVIEW
     Review Dates
     (1)  On the fifth anniversary of the commencement of the Term specified in
          Clause 2 (is hereinafter referred to as "the review date") the Yearly
          Rent shall be reviewed and with effect from the review date shall be an amount (hereinafter called "the revised rent") which is the greater of the open market rental value of the Property at the review date or the Yearly Rent payable immediately before the review date

     Open Market Rental Value
     (2)  The open market rental value of the Property at the review date shall be the yearly rent (to be agreed between the Landlord and Tenant at any time or determined in accordance with Clause 6 (3) of this Lease)
          at which the Property might reasonably be expected to be let as a whole in the open market by a willing landlord to a willing tenant with vacant possession without taking a fine or premium for the unexpired term of years from the review date and otherwise on the on the same terms and conditions as are contained in this Lease (except the amount of the Yearly Rent but including the provisions for the review of rent other than supposition (e) below)

     ON THE SUPPOSITION (if not the fact):-

          (a)  that the Property is fit and equipped for immediate occupation and use and that no work has been carried out that has diminished the rental value of the Property

          (b)  that the Tenant and the Landlord have complied with all the obligations on the part of the Tenant and the Landlord imposed by this Lease (but without prejudice to any rights of the Landlord or the Tenant in regard thereto)

          (c)  that in case the Building has been damaged or destroyed it has been fully restored

          (d)  that this Lease and the Planning Acts permit the Property to be used for whichever of the following uses would produce the greatest rental value

               (i)  any use permitted by this Lease or

               (ii) any use within the same Use Class or Classes under the Town and Country Planning (Use Classes) Order 1987 as the use or
                    uses permitted under this Lease or

               (iii) any use permitted by license granted pursuant to this Lease

          (e)  that the Tenant is (and all successors in title will be) able to recover in full any Value Added Tax charged on the Yearly Rent

     BUT TAKING NO ACCOUNT OF:-

          (i)  any goodwill attributable to the Property by reason of any trade or business carried on therein by the Tenant or any permitted undertenant and

          (ii) any effect on rent of the fact that the Tenant or any permitted undertenant has been in occupation of the Property and

          (iii)any effect on rent of any improvement to the Property carried out during the Term by the Tenant or any permitted undertenant with prior consent in writing of the Landlord other than an improvement effected at the expense of the Landlord or in
               pursuance of an obligation to the Landlord whether under this
               Lease or otherwise

     Referral to Arbitrator or Expert
     (3)  If the Landlord and the Tenant for whatever reason shall be unable to agree or have not agreed on the amount of the open market rental value of the Property by not later than three months before the review date then either the Landlord or the Tenant may at any time thereafter by notice in writing to the other require that the amount of the open market rental value of the Property shall be referred to and decided by an independent valuer (hereinafter called "the Valuer") acting as an expert and not an arbitrator (unless the Landlord shall have elected that the Valuer shall act as an arbitrator in which event this
          Clause shall be deemed to be a submission within the Arbitration Acts
          1950 to 1979) to be agreed upon by the Landlord and the Tenant and in the event of failure so to agree then the Valuer shall be nominated at any time at the request of the Landlord or the Tenant by the President
          (or if he is unable so to nominate then by the Vice-President or other duly authorised officer) for the time being of the Royal Institution of Chartered Surveyors PROVIDED ALWAYS that:-

          (a)  an arbitration shall be conducted in accordance with the
               Arbitration Acts 1950 to 1979

          (b)  the Valuer shall be a member of a firm of Chartered Surveyors and shall have experience in valuing and letting property similar to and in the locality of the Property and if the Valuer is to act as an arbitrator he shall be experienced in acting as an
               arbitrator in rent review arbitrations

          (c)  in the case of a reference to an expert:-

               (i)  the costs of the reference shall be in the award of the
                    Valuer whose decision shall be final and binding

               (ii) the Valuer shall afford to the Landlord and the Tenant or their representatives an opportunity to make representations to him and shall give his decision in writing

               (iii)if the Valuer shall die or become unwilling or incapable of acting or if for any reason he is unable to act then either the Landlord or the Tenant may request the President (or
                    Vice-President or other duly authorised officer) of the
                    Royal Institution of Chartered Surveyors to appoint another valuer in his place which procedure may be repeated as many times as necessary

     Rent Pending Determination of Revised Rent
     (4)  In the event that by the review date the amount of the revised rent has not been agreed between the Landlord and Tenant or decided as aforesaid then in respect of the period of time (hereinafter called
          "the said interval") beginning with the review date and ending on the quarter day following the date upon which the amount of the revised rent is agreed or decided the Tenant shall continue to pay to the
          Landlord the Yearly Rent at the yearly rate payable immediately before the relevant review date and at the expiration of the said interval there shall be due as a debt payable by the Tenant to the Landlord on demand as arrears of rent an amount equal to the difference (if any)
          between the revised rent and the Yearly Rent actually paid during the said interval together with interest at two per cent below the
          Prescribed Rate on the difference between the revised rent and the
          Yearly Rent actually paid for the period from the review date until the date of payment

     Statutory Requirements
     (5)  If at any review date the Landlord shall be obliged legally or otherwise to comply with any Act of Parliament dealing with the control of rent and which shall restrict or modify the Landlord's right to revise the Yearly Rent in accordance with the terms of this
          Lease or which shall restrict the right of the Landlord to demand or accept payment of the full amount of the Yearly Rent for the time being payable under this Lease then on each occasion that any such enactment is removed relaxed or modified the Landlord shall be entitled on giving notice in writing to the Tenant expiring on or after the date of each such removal relaxation or modification to introduce an intermediate review date (hereinafter called an
          "intermediate review date") which shall be the date of expiration of such notice and the revised rent payable from an intermediate review date to the next succeeding review date or intermediate review date or the end or sooner determination of the Term (whichever shall first occur) shall be determined in the manner as herein  before  provided with the intermediate review date substituted for the relevant review date

     Memorandum
     (6)  As soon as the amount of the Yearly Rent payable from a review date or an intermediate review date has been agreed or determined and (if required by the Landlord so to do) the Landlord and the Tenant will at the expense of the Tenant execute Memoranda specifying the amount of the revised rent

     Time Not of Essence
     (7)  Time shall not be of the essence in respect of any of the procedures set out in this Clause 6

     Upwards Only Review
     (8)  The revised rent payable from any review date shall not in any circumstances be less than the Yearly Rent payable prior thereto

7.   PROVIDED ALWAYS AND IT IS HEREBY AGREED:-
     Re-Entry

     (1)  If and whenever any rent reserved by this Lease or any part thereof or any other monies payable by the Tenant shall be in arrear and unpaid for fourteen days after it shall have become due (whether legally demanded or not) or if the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease and on the part of the Tenant to be performed or observed or if the Tenant (being a company) is the subject of a petition for its winding up or shall enter into liquidation (other than a voluntary liquidation for the purpose of reconstruction or amalgamation of a solvent company where the reconstructed or amalgamated company assumes the obligations of the liquidated company here under) or has a provisional liquidator or a receiver (including an administrative receiver) appointed or is the subject of an administration order or a petition for one or a proposal for one under
          Part 1 of the Insolvency Act 1986 or is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or is otherwise insolvent or having  been registered with unlimited liability it acquires limited liability or otherwise ceases to exist or if the
          Tenant(being an individual) is the subject of a bankruptcy petition or bankruptcy order or of any application or order or appointment under Section 253 or Section 273 or Section 286 of the Insolvency Act
          1986 or otherwise becomes bankrupt or insolvent or shall have a receiving order made against him or enter into any arrangement or composition with his creditors (and if the Tenant shall be more than one company or individual the right of forfeiture herein shall arise in the event of any such company or individual entering into liquidation or becoming bankrupt as aforesaid) then and in any such case (and notwithstanding aforesaid) then and in any such case (and notwithstanding  the waiver of any previous rights of entry) it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord to re-enter the Property or any part of it in the name of the whole and thereupon the Term shall absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants on the part of the Tenant or the conditions herein contained

     Development of Adjoining Land
     (2)  That the Landlord shall have power at all times without obtaining any consent from or making any arrangement with the Tenant to alter reconstruct or modify in any way whatsoever the parts of the Building the use of which is granted in common with others and to deal as the
          Landlord may think fit with any adjoining or neighbouring property
          (including the airspace above the Building) and to erect or allow to be erect on such property any buildings whatsoever whether or not such buildings shall affect or diminish the light or air which may now or at any time or times during the Term be enjoyed by the Tenant or any undertenant or occupier of the Property or any part thereof

     Disputes
     (3)  That in case any dispute or controversy shall at any time or times arise between the Tenant and any tenant or occupier of the Building or any adjoining or neighbouring property belonging to the Landlord relating to the sewers drains conduits gutters watercourses pipes cables wires and mains serving the Building or any adjoining or neighbouring property or any easement or privileges whatsoever affecting or relating to the Building or any adjoining or neighbouring property the same shall from time to time be settled and determined by the Landlord or (if the Landlord so requires) the Surveyor to which determination the Tenant shall submit

     Liability
     (4)  That the Landlord shall not be liable to the Tenant or the Tenant's servants or agents or licensees or visitors for any loss damage or inconvenience which may be caused by reason of the failure stoppage leaking bursting or defect of any hot or cold water sanitary heating or other apparatus or of soil gas water or electricity or by reason of a breakdown or defect of or in any plant or machinery in the Building or in any neighbouring or adjoining building

     Compensation
     (5)  That subject to any statutory provision to the contrary the Tenant shall not be entitled on leaving the Property or any part to claim from the Landlord any compensation under the Landlord and Tenant Act
          1954 or any statute modifying re-enacting or replacing it

     Goods Left in the Property
     (6)  That if at such time as the Tenant has vacated the Property after the determination of the Term either by effluxion of time or otherwise any property of the Tenant shall remain in or on the Property and the
          Tenant shall fail to remove it within seven days after being requested by the Landlord so to do then the Landlord may as the agent of the
          Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred to the order of the Tenant PROVIDED
          THAT the Tenant will indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the
          Tenant and was liable to be dealt with as such

     Notices
     (7)  That any notice served under or in connection with this Leas shall be properly served if it complies with either Section 196 of the Law of
          Property Act 1925 (as amended) or Section 23 of the Landlord and
          Tenant Act 1927

     Value Added Tax
     (8)  That all rents costs expenses and other payments referred to in this
          Lease shall where applicable be subject to Value Added Tax at the prevailing rate which shall be paid by the Tenant in addition thereto and if any liability to Value Added Tax in connection with the various payments under the terms of this Lease depends upon an election or any choice exercisable by the Landlord or any other person the Landlord shall be at liberty to exercise such election or make such choice or procure such election or choice as the Landlord sees fit in the
          Landlord's absolute discretion

     Interest
     (9)  That if the Tenant shall fail to pay within twenty one days of the due date any rent or other monies payable by the Tenant pursuant to any of the obligations herein contained the Tenant shall pay interest thereon at the Prescribed Rate calculated from the date when such rent or monies as aforesaid become payable until the date of actual payment thereof by the Tenant and the amount owing together with such interest may be recovered by the Landlord by action or distress and as if (in the case of monies other than rent) the same form part of the rents hereby reserved or as liquidated damages

     Arbitration
     (10) That unless otherwise provided in this Lease any dispute or question between the Landlord and the Tenant (other than a dispute or question relating to matters of law or the construction of this Lease) shall be referred to arbitration in accordance with the Arbitration Acts 1950 to 1979 to a single arbitrator nominated in default of agreement between the Landlord and the Tenant by the President (or Vice
          President or other duly authorised officer) of the Royal Institution of  Chartered  Surveyors at the request of either the Landlord or the
          Tenant

     Prescriptive Rights
     (11) That the Tenant shall not during the Term acquire or be deemed to have acquired or become entitled (whether by prescription or any other means whatsoever) to any rights easements or privileges over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this Lease other than the rights (if any) expressly granted hereby

     Party Walls
     (12) That any walls dividing the Property from any adjoining premises shall be deemed to be party walls and shall be used repaired and  maintained as such

     Warranty as to User
     (13) That no warranty is given or to be implied by these presents by the
          Landlord or otherwise that the use to which the Tenant proposes now or hereafter to put the Property or any alteration or addition which the
          Tenant may now or hereafter desire to carry out will not require planning  permission under the Planning Acts and the Tenant will keep the Landlord indemnified against all costs claims actions proceedings compensation demands or charges which may arise directly or indirectly under the Planning Acts in respect of the Property

     (14) If the Tenant shall desire to determine the term hereby granted at the expiration of the fifth year thereof and shall give to the Landlord six months previous notice in writing of such its desire and shall at the time of such determination pay the rent and perform and observe the covenants on its part herein before observed and contained then immediately on the expiration of such fifth year the present demise and everything herein contained then immediately on the expiration of such fifth year the present demise and everything herein contain shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of covenant

IN WITNESS whereof the parties hereto have executed these presents the day and year first before written

                               THE FIRST SCHEDULE
                           Description of the Property

ALL THOSE premises on the fifth floor of the Building which for the identification only are shown edged red on the plan annexed hereto including
(but not by way of limitation):-

(1)  the inner surface of any structural wall bounding the said premises and the surfaces of any structural wall within the said premises and (in any such cases) the paint paper and other decorative finished applied thereto

(2)  the floor finishes

(3)  the inner surface of the ceilings and the paint paper and other decorative finishes applied thereto

(4)  any suspended ceilings

(5)  the inner half severed medially of any  non-structural wall dividing the said premises from other premises in the Building

(6)  all non-structural wall within the said premises

(7)  the windows and the inside window frames doors and door frames

(8)  all Landlord's fixtures and fittings and all additions and improvements to the said premises

(9)  all Service Media exclusively serving the said premises but excluding any part of the exterior structure foundations roofs and roof space of the Building and any airspace above or to the side of the Building

                               THE SECOND SCHEDULE
                                 Rights Granted

Services
1.   The free passage and running of water soil gas electricity and other services to and from the Property in and through the Service Media now laid in on through or under the Building

Support
2.   The right to support shelter and protection as now enjoyed by the
Property from the remainder of the Building

Communal Areas
3.   The right to use the communal entrance passageways staircases lifts and landings in the Building for the purposes only of access to and egress from the
Property

Car Parking
4.   The right at all times to park two motor vehicles within the curtilage of the Building on the spaces allocated for that purpose

Access
5.   The right of access to and egress from the Building to and from the
Property 24 hours a day together with the necessary right of access and egress through the main entrance of the building and for this purpose the Landlord shall provide such facilities as are necessary including all appropriate keys

                               THE THIRD SCHEDULE
                                   Exceptions

Services
1.   The free and uninterrupted passage and running of water soil gas electricity and other services to and from other parts of the Building and any adjoining or neighbouring lands or premises in and through the Service Media now or in the future laid in upon through over or under the Property

Construct Easements
2.   The right to construct and to maintain in over or under the Property any easements or services for the benefit of the Building or any adjoining or neighbouring lands or premises

Access
3.   The right to enter onto the Property in the manner and for the purposes specified in this Lease

Development of Adjoining Land
4.   The right at any time to execute works and erections upon or to alter or rebuild the remainder of the Building any adjoining or neighbouring lands or premises and to use the remainder of the Building and such adjoining or neighbouring lands or premises in such manner as the Landlord shall think fit notwithstanding that the access of light and air to the Property or any other easement or privilege may be interfered with

Support
5.   The right to all light air support shelter and other easements and rights now or in the future belonging to or enjoyed by the remainder of the
Building and adjoining or neighbouring lands or premises over the Property

Scaffolding
6.   The right to erect scaffolding or suspend cradles for the purpose of maintaining repairing renewing cleaning or decorating the exterior of the
Building notwithstanding that such scaffolding or cradles may temporarily interfere with the access to or enjoyment and use of or any easement enjoyed by the Property

                               THE FOURTH SCHEDULE
                            Service Charge Provisions
                                     Part I

Tenant's Liability to Pay Service Charge
     1. The Tenant shall pay 6.35% of the total cost to the Landlord properly and reasonably and disbursed (such cost being hereinafter called "the Landlord's
Expenditure" and such percentage thereof being hereinafter called "the Service
Charge") in any period of at least twelve months ending on such date in each year as the Surveyor may from time to time determine (which period is hereinafter called a "Service Charge Period") beginning or ending during the
Term of:-

     (a)  carrying out or providing the services referred to in Part III of this
          Fourth Schedule ("the Landlord's Services") and defraying the costs and expenses relating to and/or incidental to the Landlord's Services
          (including the matters referred to in paragraphs 5 and 6 of Part I of this Fourth Schedule)

     (b)  the additional items of expenditure specified in Part II of this
          Fourth Schedule

Adjustment of Liability
     2. If in the opinion of the Landlord the Tenant's liability for Service
Charge in respect of all or any of the Landlord's Services shall be inequitable
(having regard to user the expenditure incurred or the premises in the Building benefited or any other cause) the Landlord shall be at liberty at the Landlord's discretion to adjust the liability to a fair and reasonable amount or proportion
(to be certified by the Surveyor) and this procedure shall be repeated as often as circumstances require

Advance Payments on Account
     3.   (1)  The Tenant shall pay on account of the Service Charge such amount as the Surveyor shall reasonably estimate to be the Service
               Charge for the relevant Service Charge Period such amount to be paid in advance by four equal payments on the usual quarter days

          (2)  If such estimate is not notified to the Tenant prior to the commencement of a Service Share Period the Tenant shall continue to pay the amount payable in the immediately preceding Service
               Charge Period and when the estimate shall have been notified to the Tenant any shortfall due or excess paid shall be adjusted on the next ensuing quarter day

Service Charge Accounts and Adjustments
     4.   (1)  After the end of each Service Charge Period the Landlord shall submit to the Tenant a statement certified by the Surveyor giving a summary of the Service Charge for the Service Charge Period and
               such statement shall be conclusive evidence of all matters of fact referred to in it

          (2)  The Tenant shall be entitled at the Tenant's own expense to inspect the accounts and invoices supporting the said statement on giving seven days' written notice to the Landlord

          (3)  If the Service Charge shall be more or less than the total of the advance payments (or the grossed-up equivalent of such payments if made for any period of less than the Service Charge Period)
               then any sum due to or payable by the Landlord by way of
               adjustment in respect of the Service Charge shall be paid or allowed as the case may be on the next ensuing quarter day

          (4)  The provisions of this paragraph 4 shall continue to apply notwithstanding the expiry or sooner determination of the Term in respect of any Service Charge Period then current

Reserve and Sinking Funds
     5. The Landlord shall be entitled to include in the Landlord's Expenditure such amount as the Surveyor shall from time to time certify by way of a reserve fund for future or anticipated expenditure on the repair maintenance renewal or decoration of the Building or any of the other Landlord's Services or for the renewal or replacement of plant and equipment in the Building or used in connection with the provision of the Landlord's Services for which in the opinion of the Surveyor such provision should be made

Landlord's Protection Provisions
     6.   (1)  The Tenant shall not be entitled to object to the Service Charge
               (or any item comprised in it) or otherwise on any of the
               following grounds:-

               (a)  the inclusion in a subsequent Service Charge Period of any item of expenditure or liability omitted from the Landlord's
                    Expenditure for any previous Service Charge Period or

               (b)  disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the
                    Landlord has acted reasonably and in good faith and in the absence of manifest error or

               (c)  the manner in which the Landlord exercises the Landlord's discretion in providing the Landlord's Services so long as the Landlord has acted reasonably and in good faith and in accordance with the principles of good estate management or

               (d)  the employment of managing agents in connection with
                    performance of the Landlord's Service

                                     PART II
                                Additional Items

1.   Fees

     (1)  The proper fees and disbursements reasonably and properly incurred of:

          (a)  the Surveyor and any other individual firm or company employed or retained or consulted by the Landlord for or in connection with surveying or accounting functions or the management of the
               Building

          (b)  managing agents (whether or not the Surveyor) for or in connection with:

               (i)  the management of the Building

               (ii) the collection of the rents and all other sums due to the
                    Landlord from the tenants of the Building

               (iii)the performance of the Landlord's Services and any other duties in and about the Building or any part of it relating to (but without prejudice to the generality of the above)
                    the general management administration security maintenance protection and cleanliness of the Building

          (c)  any individual firm or company for valuing the Building for the purposes of assessing the full costs of rebuilding and
               reinstatement

          (d)  any individual firm or company providing caretaking or security arrangements and services for the Building

          (e)  any individual firm or company employed or retained by the
               Landlord to perform or in connection with any of the Landlord's
               Services or any of the functions or duties referred to in this paragraph 1

     (2)  The fees of the Landlord incurred in carrying out or providing the
          Landlord's Services or the other functions and duties referred to in the preceding sub-paragraph (1) which shall be undertaken by the
          Landlord land not by a third party

2.   Contracts for Services

The cost of entering into any contracts for the carrying out of all or any of the Landlord's Services and other functions and duties which the Landlord may in the Landlord's absolute discretion deem desirable or necessary

3.   Shared Facility Charges

The amount which the Landlord shall be called upon to pay as a contribution towards the expense of or shall expend in connection with making repairing maintaining rebuilding decorating lighting and cleaning any party wall way structure Service Media or other facility or thing which may belong to or be used by or capable of being used by the Building in common with other premises

4.   Statutory Requirements

The cost of taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any statute bye-law or notice concerning town planning public health drainage or other matters relating to or alleged to relate to the Building or any part of it for which any tenant is not directly and exclusively liable

5.   Bank Accounts

The cost of opening and maintaining one or more bank accounts and the cost
(including interest) of borrowing funds (by loan or on overdraft) to provide monies to defray the Landlord's Expenditure to the extent to which the same may for the time being exceed the service charge monies actually received from tenants in the Building

6.   Value Added Tax

Any value added tax or similar tax payable by the Landlord in relation to any of the matters set out or referred to in this Fourth Schedule

                                    Part III
                             The Landlord's Services

1.   Maintaining Retained Parts

Maintaining repairing amending altering rebuilding renewing reinstating and keeping free of all defects whatsoever and where appropriate lighting treating washing down painting and decorating all parts of the Building not let or constructed or adapted for letting (including (but without prejudice to the generality of the foregoing) the external and structural walls structure foundations roofs lifts and common parts of the Building other than any part thereof which any tenant is liable to repair) to such standard as the Landlord may from time to time consider appropriate

2.   Maintaining Service Media

Maintaining repairing cleansing emptying draining amending and renewing all the
Service Media which serve the Building and are not demised to any tenant

3.   Providing Heating and Hot Water

Providing hot and cold water to the toilets and the common parts and repairing maintaining and replacing where necessary all boilers heating equipment central heating and conduits serving the common parts and providing heating adequate to the building as and when reasonably necessary

4.   Other Services

Any other services relating to the Building or any part of the Building provided by the Landlord from time to time and not herein-before expressly mentioned which shall at any time during the Term be:

     (a)  capable of being enjoyed by two or more occupiers of the Building

     (b)  calculated to be for the benefit of the Tenant and other tenants of the Building or be necessary for the maintenance upkeep or cleanliness of the Building and

     (c)  considered by the Landlord to be desirable for the purpose of maintaining or improving services in or for the Building in keeping with the principles of good estate management

The Common Seal of    )
ELM TREE INVESTMENTS  )                                    -SEAL-
LIMITED was affixed   )
in the presence of:-  )

 .............................       Director

 .............................       Secretary